EXHIBIT 99.2

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 is presented as if Hersha’s planned acquisition of an interest in Mystic Partners, LLC had been acquired on January 1, 2004.

     This pro forma consolidated statement should be read in conjunction with Hersha’s consolidated historical financial statements, the historical consolidated financial statements of Waterford Hospitality Group LLC included in Exhibit 99.1 to this Form 8-K/A and the pro forma financial statements of Mystic Partners LLC included in Exhibit 99.1 to this Form 8-K/A and the notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the planned acquisition have been made based on management’s best estimates.

     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such planned acquisition had been completed as of January 1, 2004, nor is it indicative of the results of operations for future periods.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
	Hersha	Interest
	Hospitality	in Mystic
	Trust	Partners	Combined	Adjustments		Pro Forma
Revenue:
Percentage Lease Revenues — HHMLP	$1,192	$—	$1,192	$—		$1,192
Hotel Operating Revenues	49,370	—	49,370	—		49,370

Total Revenue	50,562	—	50,562	—		50,562
Operating Expenses:
Hotel Operating Expenses	31,557	—	31,557	—		31,557
Land Lease	779	—	779	—		779
Real Estate and Personal Property Taxes and Property Insurance	3,264	—	3,264	—		3,264
General and Administrative	3,200	—	3,200	—		3,200
Unrecognized Gain on Derivative	62	—	62	—		62
Depreciation and Amortization	7,194	—	7,194	—		7,194

Total Operating Expenses	46,056	—	46,056	—		46,056

Operating Income	4,506	—	4,506	—		4,506

Interest Income	241	—	241	—		241
Interest Income — Secured Loans Related Party	1,498	—	1,498	—		1,498
Interest Income — Secured Loans	693	—	693	—		693
Other Revenue	176	—	176	—		176
Interest Expense	(6,130)	—	(6,130)	—		(6,130)

Income (Loss) from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	984	—	984	—		984
Income from Unconsolidated Joint Venture Investments	481	(1,057)	(576)	(3,498	)(C)	(4,074)

Income (Loss) from continuing operations before distributions to preferred unit holders and minority interests	1,465	(1,057)	408	(3,498)		(3,090)
Distributions to Preferred Unitholders	(499)	—	(499)	—		(499)
Income (Loss) Allocated to Minority Interest in Continuing Operations	(126)	—	(126)	707	(D)	581

Income (Loss) from Continuing Operations	$840	$(1,057)	$(217)	$(2,791)		$(3,008)

Earnings (Loss) Per Share from Continuing Operations(E)
Basic	$0.05					$(0.48)

Diluted	$0.05					$(0.48)

Weighted Average Common Shares Outstanding
Basic	16,391,805					16,391,805
Diluted	19,401,636					19,401,636

See notes to pro forma consolidated statement of operations

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s audited Consolidated Statement of Operations for the year ended December 31, 2004 as filed on Form 10-K, excluding discontinued operations.

(B)	Represents Hersha’s interest in Mystic Partners based on Hersha’s planned acquisition and the historical consolidated financial statements of Waterford Hospitality Group LLC and the pro forma financial statements of Mystic Partners LLC as of and for the year ending December 31, 2004, each including the notes thereto and as included in Exhibit 99.1 to this Form 8-K/A.

(C)	Represents Hersha’s depreciation expense on the difference between our proportional share of the estimated fair value of the assets and the recorded carrying amounts in the historical financial statements of Mystic Partners. Depreciation is computed using the straight-line method and is based upon the estimated useful life of the asset. The pro forma adjustment is as follows:

	Hersha Proportional Share of		Depreciation
	Fair Value Increase	Life	Expense
Land	$9,080	N/A	N/A
Building	42,727	40	$1,068
Furniture & Fixtures	1,602	7	229

Pro Forma Adjustment			$1,297

Also included in this adjustment is Hersha’s interest in the interest expense attributable to the $160,364 debt incurred by Mystic Partners in excess of the interest expense included in the pro forma statement of operations for Mystic Partners. The pro forma adjustment is as follows:

			Interest
	Principal	Interest Rate	Expense
10 Year Variable Rate Debt, 5.25% Floor	42,464	5.25%	$2,229
4 Year Variable Rate Debt, LIBOR + 2.90%	45,000	4.37%	1,967
4 Year Variable Rate Debt, LIBOR + 2.75%	22,000	4.22%	928
10 Year Fixed Rate Debt, 6.89%	8,100	6.89%	558
20 Year Debt, 3.09%-6.01%	8,000	4.55%	364
5 Year Debt, 6.98%	9,300	8.00%	744
5 Year Debt, 8.00%	25,500	6.98%	1,780

Total Interest Expense			$8,570
Less: Waterford and Minority Interest in interest expense of Mystic Partners			(3,582)

Hersha’s interest in Mystic Partners interest expense			$4,988
Hersha’s interest in Mystic Partners deferred loan fee amortization			$202
Less: Hersha’s interest in Mystic Partners historical interest expense			(2,989)

Pro Forma Adjustment			$2,201

(D)	Minority interest represents the interest owned by limited partners in our operating partnership subsidiary. The cumulative minority interest effect of Hersha’s interest in Mystic Partners is calculated by using the weighted average minority interest percentage of 15.5% for the year ended December 31, 2004, as follows:

Hersha interest in historical Mystic Partners Net Loss	$1,057
Depreciation and interest Pro Forma Adjustment	3,498

Total	$4,555
Minority Interest Percentage	15.5%

Pro Forma Minority Interest Adjustment	$707

(E)	The loss from continuing operations available to common shareholders used in the basic earnings per share calculation is reduced by the dividends on the planned offering of Series A Preferred Shares. Assuming a 8.0% dividend rate, annual dividends will have the following impact on loss from continuing operations available to common shareholders used to calculate basic earnings per share:

		Pro Forma,
	Actual	as Adjusted
Income (Loss) from continuing operations	$840	$(3,008)
Less: planned preferred dividends accrued	—	(4,800)

Income (Loss) from continuing operations available to common shareholders	$840	$(7,808)

Unaudited Pro Forma Consolidated Financial Information

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005 is presented as if Hersha’s planned acquisition of its interest in Mystic Partners occurred on March 31, 2005.

     This pro forma consolidated statement should be read in conjunction with Hersha’s consolidated historical financial statements, the historical consolidated financial statements of Waterford Hospitality Group LLC included in Exhibit 99.1 to this Form 8-K/A and the pro forma financial statements of Mystic Partners LLC included in Exhibit 99.1 to this Form 8-K/A and the notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the planned acquisition of Hersha’s interest in Mystic Partners have been made based on management’s best estimate.

     The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of Hersha would have been assuming such contribution had been completed as of March 31, 2005, nor is it indicative of future financial positions of Hersha.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
		Interest
		in Mystic
	Historical	Partners	Pro Forma
Assets:
Investment in Hotel Properties, net	$171,990	$—	$171,990
Due from Related Party	27,849	—	27,849
Investment in Unconsolidated Joint Ventures	8,725	52,048	60,773
Other Assets (includes hotel assets held for sale of $18,806)	47,703	5,887	53,590

Total Assets	$256,267	$57,935	$314,202

Liabilities and Shareholders’ Equity:
Mortgages Payable	$97,395	$—	$97,395
Other Liabilities (includes debt related to hotel assets held for sale of $12,952)	25,359	—	25,359

Total Liabilities	122,754	—	122,754

Minority Interest:	18,174	—	18,174
Shareholders’ Equity:	115,339	57,935	173,274

Total Liabilities and Shareholders’ Equity	$256,267	$57,935	$314,202

See notes to pro forma consolidated balance sheet.

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Balance Sheet
As of March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents the unaudited Consolidated Balance Sheet of Hersha as of March 31, 2005 as filed on Form 10-Q.

(B)	Represents planned acquisition of Hersha’s interest in Mystic Partners as if it had occurred on March 31, 2005 for $52,048. Assumes funding for the planned acquisition will be provided by proceeds of an offering of Series A Preferred Shares of $60,000 less transaction costs of $2,065. Excess proceeds of $5,887 from the Preferred offerings will be used for general corporate purposes, including future acquisitions. Hersha’s investment in Mystic Partners will be recorded under the equity method of accounting.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005 is presented as if Hersha’s planned interest in Mystic Partners had been acquired on January 1, 2005.

     This pro forma consolidated statement should be read in conjunction with Hersha’s consolidated historical financial statements, the historical consolidated financial statements of Waterford Hospitality Group LLC included in Exhibit 99.1 to this Form 8-K/A and the pro forma financial statements of Mystic Partners LLC included in Exhibit 99.1 to this Form 8-K/A and the notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the planned acquisition have been made based on management’s best estimate.

     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming such planned acquisition had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

HERSHA HOSPITALITY TRUST

Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

	(A)	(B)
		Interest
		in Mystic
	Historical	Partners	Combined	Adjustments		Pro Forma
Revenue:
Percentage Lease Revenues — HHMLP	$—	$—	$—	$—		$—
Hotel Operating Revenues	12,800	—	12,800	—		12,800

Total Revenue	12,800	—	12,800	—		12,800
Operating Expenses:
Hotel Operating Expenses	9,278	—	9,278	—		9,278
Land Lease	183	—	183	—		183
Real Estate and Personal Property Taxes and Property Insurance	883	—	883	—		883
General and Administrative	990	—	990	—		990
Unrecognized Gain on Derivative	(4)	—	(4)	—		(4)
Depreciation and Amortization	1,963	—	1,963	—		1,963

Total Operating Expenses	13,293	—	13,293	—		13,293

Operating Loss	(493)	—	(493)	—		(493)

Interest Income	37	—	37	—		37
Interest Income — Secured Loans Related Party	1,000	—	1,000	—		1,000
Interest Income — Secured Loans	—	—	—	—		—
Other Revenue	27	—	27	—		27
Interest Expense	(1,875)	—	(1,875)	—		(1,875)

Loss from continuing operations before income (loss) from joint venture investments, distributions to preferred unit holders and minority interests	(1,304)	—	(1,304)	—		(1,304)
Income (Loss) from Unconsolidated Joint Venture Investments	49	(1,854)	(1,805)	(995	) (C)	(2,800)

Loss from continuing operations before distributions to preferred unit holders and minority interests	(1,255)	(1,854)	(3,109)	(995)		(4,104)
Distributions to Preferred Unitholders	—	—	—	—		—
Loss Allocated to Minority Interest in Continuing Operations	261	—	261	350	(D)	611

Loss from Continuing Operations	$(994)	$(1,854)	$(2,848)	$(645)		$(3,493)

Loss Per Share from Continuing Operations(E)
Basic	$(0.05)					$(0.23)

Diluted	$(0.05)					$(0.23)

Weighted Average Common Shares Outstanding
Basic	20,291,234					20,291,234
Diluted	23,133,671					23,133,671

See notes to pro forma consolidated statement of operations

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2005
(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Consolidated Statement of Operations for the three months ended March 31, 2005 as filed on Form 10-Q, excluding discontinued operations.

(B)	Represents Hersha’s interest in Mystic Partners based on Hersha’s planned acquisition and the historical consolidated financial statements of Waterford Hospitality Group LLC and the pro forma financial statements of Mystic Partners LLC as of and for the three months ending March 31, 2005, each including the notes thereto and as included in Exhibit 99.1 to this Form 8-K/A.

(C)	Represents Hersha’s depreciation expense on the difference between our proportional share of the estimated fair value of the assets and the recorded carrying amounts in the pro forma financial statements of Mystic Partners. Depreciation is computed using the straight-line method and is based upon the estimated useful life of the asset. The pro forma adjustment is as follows:

	Hersha Proportional Share of		Depreciation
	Fair Value Increase	Life	Expense
Land	$9,080	N/A	N/A
Building	42,727	40	$267
Furniture & Fixtures	1,602	7	57

Pro Forma Adjustment			$324

Also included in this adjustment is Hersha’s interest in the interest expense attributable to the $160,364 debt incurred by Mystic Partners in excess of the interest expense included in the historical statement of operations for Mystic Partners. The pro forma adjustment is as follows:

			Interest
	Principal	Interest Rate	Expense
10 Year Variable Rate Debt, 5.25% Floor	42,464	5.25%	$557
4 Year Variable Rate Debt, LIBOR + 2.90%	45,000	5.49%	618
4 Year Variable Rate Debt, LIBOR + 2.75%	22,000	5.34%	294
10 Year Fixed Rate Debt, 6.89%	8,100	6.89%	140
20 Year Debt, 3.09%-6.01%	8,000	4.55%	91
5 Year Debt, 6.98%	9,300	8.00%	186
5 Year Debt, 8.00%	25,500	6.98%	445

Total Interest Expense			$2,330
Less: Waterford and Minority Interest in interest expense of Mystic Partners			(993)

Hersha’s interest in Mystic Partners interest expense			$1,337
Hersha’s interest in Mystic Partners deferred loan fee amortization			$50
Less: Hersha’s interest in Mystic Partners historical interest expense			(716)

Pro Forma Adjustment			$671

(D)	The cumulative minority interest effect of Hersha’s interest in Mystic Partners is calculated by using the weighted average minority interest percentage of 12.3% for the three months ended March 31, 2005, as follows:

Hersha interest in historical Mystic Partners Net Loss	$1,854
Depreciation and interest Pro Forma Adjustment	995

Total	$2,849
Minority Interest Percentage	12.3%

Pro Forma Minority Interest Adjustment	$350

(E)	The loss from continuing operations available to common shareholders used in the basic earnings per share calculation is reduced by the dividends on the planned offering of Series A Preferred Shares. Assuming a 8.0% dividend rate, quarterly dividends will have the following impact on loss from continuing operations available to common shareholders used to calculate basic earnings per share:

		Pro Forma,
	Actual	as Adjusted
Income (Loss) from continuing operations	$(994)	$(3,493)
Less: planned preferred dividends accrued	—	(1,200)

Loss from continuing operations available to common shareholders	$(994)	$(4,693)